Commonwealth
Cash Reserve Fund



                         SEMI-ANNUAL REPORT
                         September 30, 1998






Commonwealth Cash Reserve Fund, Inc.
P. O. Box 1192
Richmond, Virginia  23209-1192
(800) 338-3383





                       Message to our Shareholders

During the six months ending September 30, 1998, a powerful bond market rally propelled interest rates sharply lower. The rally, which led Treasuries out to five years to break below 4.25% and the 30 - year Treasury bond to reach 5.00%, was a response to spreading turmoil in global economies, volatility in the world stock markets and new evidence that the U.S. economic growth is slowing from the torrid pace experienced over the last few years.

Since March 31, 1998 the one-year through 30-year Treasury note yields fell 1.00% or more. The stability of Fed Funds rate at 5.50% through most of the second and third quarters, however, caused short-term rates to remain relatively stable enabling money market funds like Commonwealth Cash Reserve Fund to maintain consistent yields.

In response to the global turmoil, the Federal Reserve Board lowered the Fed Funds Rate by 25 basis points to 5.25% on September 29th. Chairman Greenspan stated "Deteriorating foreign economies and their spillover to domestic markets have increased the possibility that the slowdown in the growth of the American economy will be more than sufficient to hold inflation in check." Subsequently, in an unexpected move, the Fed reduced the Fed Funds rate by an additional 25 basis points on October 15, 1998.

Continued global uncertainty in equity and currency markets, as well as a forecast for slower economic activity, and continued low inflation hold open the door for more Fed rate cuts.

The Fund, both over the last year and especially with the market uncertainties occurring during the last quarter of the Fund's fiscal year, has provided investors with an opportunity to invest funds in an investment vehicle paying a market rate of return while maintaining liquidity and flexibility.

To ensure that all investors are properly safeguarded, the Fund continued to focus attention on maintaining a high level of credit quality through investment in U.S. Government obligations and repurchase agreements backed by U.S. Government obligations. At the end of the quarter, fully 65% of the portfolio was invested in these securities ensuring both superior credit quality and a high degree of liquidity. The remainder of the portfolio is invested in top rated corporate obligations.

Investors can be assured that the Commonwealth Cash Reserve Fund will continue its tradition of care and prudence in the safeguarding of shareholder assets. We look forward to the continued opportunity to meet your investment needs.
















                    COMMONWEALTH CASH RESERVE FUND, INC.

                         Statement of Net Assets

                           September 30, 1998

                                       Face                          Amortized
                                      Amount                           Cost
                                      ($000)      Rate     Date       ($000)


COMMERCIAL PAPER (34.8%)

Prudential Funding Corp.               6,400      5.51%   10/07/98     6,394
Morgan Stanley Dean Witter & Co.       6,400      5.52%   10/15/98     6,387
Centric Captial Corp.                  5,000      5.51%   10/23/98     4,983
General Electric Capital Corp.         6,500      5.50%   10/26/98     6,475
Salomon Smith Barney Holdings, Inc.    6,000      5.50%   10/27/98     5,975
Goldman Sachs Group                    6,500      5.50%   10/28/98     6,473
Merrill Lynch & Co., Inc.              6,250      5.50%   10/29/98     6,224
                                                                      ------
TOTAL COMMERCIAL PAPER                                                42,911
                                                                      ------


CORPORATE NOTE (1.6%)

Bank of America                        2,000      5.94%   10/22/98     2,000
                                                                      ------
TOTAL CORPORATE NOTE                                                   2,000
                                                                      ------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (51.2%)

Federal Home Loan Bank Notes           5,000      5.78%   10/30/98     5,000
                                       2,000      5.50%   03/26/99     1,999
Federal National Mortgage
  Association Note                     4,000      6.18%   05/28/99     4,013

Federal Home Loan Bank Note            3,000      5.61%   06/11/99     2,998

Federal Home Loan Mortgage
  Corporation Discount Notes           9,910      5.35%   11/24/98     9,830
                                      24,760      5.33%   12/08/98    24,511

Student Loan Marketing Association
  irrevocable Letter of Credit
  Guaranteeing Notes of USA Group
  Secondary Market Services, Inc.     10,000      5.49%   10/07/98     9,991

Federal Home Loan Bank irrevocable
  Letter of Credit Guaranteeing
  Notes of Western Financial Bank      4,775      5.40%   10/16/98     4,764

                                                                      ------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                          63,106
                                                                      ------


REPURCHASE AGREEMENTS (12.2%)

Merrill Lynch Government
 Securities, Inc.                     15,000      5.50%   10/19/98    15,000
   Acquired on 9/16/98, accrued
   interest $32,083, Collateralized
   by FHLMC Certificate, 6.965%,
   maturing 1/1/28, market value of
   $15,464,609

                                                                      ------
TOTAL REPURCHASE AGREEMENTS                                           15,000
                                                                      ------

TOTAL INVESTMENTS 99.7% (Original Cost $122,705)                     123,017
                                                                     -------
OTHER ASSETS AND LIABILITIES
   Interest Receivable                                                   408
   Cash                                                                    8
   Distribution Fees Payable                                              (6)
   Audit Fees Payable                                                     (5)
   Legal Fees Payable                                                     (2)
   Custodian Fees Payable                                                 (7)
   Other Accrued Expenses                                                (68)
                                                                     -------
                                                                         328
                                                                     -------
NET ASSETS (100%)
   Applicable to 123,344,870 outstanding shares of
   beneficial interest (unlimited authorization
   - no par value)                                                   123,345
                                                                     -------
NET ASSET VALUE PER SHARE                                             $ 1.00
                                                                     -------

AT SEPTEMBER 30, 1998 NET ASSETS CONSISTED OF:

                                                     Amount             Per
 				                                                 (000)            Share

Paid in Capital                                     $123,345          $ 1.00
Undistributed Net Investment Income                     -           	   -
Accumulated Net Realized Gain                           -               -
Unrealized Appreciation (Depreciation)
  of Investments                                        -               -
                                                     -------            ----
NET ASSETS                                          $123,345          $ 1.00
                                                     -------            ----





The accompanying notes are an integral part of these financial statements.




                COMMONWEALTH CASH RESERVE FUND, INC.

                       Statement of Operations
                Six Months Ended September 30, 1998

                                                                						 (000)
INVESTMENT INCOME

Income
  Interest                                                           $ 3,836
                                                                       -----
  Total Income                                                       $ 3,836
                                                                       -----
Expenses
  Management Fees                                                        116
  Legal                                                                   14
  Custodian                                                  	            15
  Distribution Fees                                                       12
  Audit                                                                    3
  Directors Fees and Expenses                                              4
  Insurance                                                                1
  Miscellaneous                                                            3
                                                                       -----
  Total Expenses                                                         168
                                                                       -----
Expenses waived by Investment Advisor and Distributor                    (66)
Net Expenses                                                             102
	                                                                      -----
  Net Investment Income                                              $ 3,734
                                                                       -----
Net Increase in Net Assets
  Resulting From Operations                                          $ 3,734
                                                                       -----




                   COMMONWEALTH CASH RESERVE FUND, INC.

                    Statement of Changes in Net Assets

                                                          Six Months Ended
                                                            September 30,
                                                    		 	1998           1997
		                                                      (000)          (000)
INCREASE IN NET ASSETS RESULTING FROM

OPERATIONS
 Net Investment Income                               $  3,734       $  3,241
                                                      -------        -------
DISTRIBUTIONS
 Net Investment Income                                 (3,734)        (3,241)
                                                      -------        -------
CAPITAL SHARE TRANSACTIONS (at $1.00 per share)
 Issued                                               122,193        140,161
 Redeemed                                            (122,941)      (120,351)
 Distributions Reinvested                               3,734          3,241
                                                      -------        -------
	Net Increase (Decrease) from Capital Share
  Transactions                                          2,986         23,051
                                                      -------        -------
	Total Increase (Decrease) in Net Assets                2,986         23,051
                                                      -------        -------
NET ASSETS
	Beginning of Year                                    123,359        116,183
                                                      -------        -------
 End of Year                                         $123,345       $139,234
                                                      -------        -------



                     COMMONWEALTH CASH RESERVE FUND, INC.

                           Financial Highlights <F2>

                                      Six-Months
                                        Ended          Year Ended March 31,
For a Share Outstanding
Throughout Each Year                  9/30/98      1998      1997      1996      1995

NET ASSET VALUE, BEGINNING OF YEAR     $1.000    $1.000    $1.000    $1.000    $1.000
	INVESTMENT OPERATIONS
		Net Investment Income                 0.027     0.055     0.053     0.058     0.049
	DISTRIBUTIONS
		Net Investment Income                (0.027)   (0.055)   (0.053)   (0.058)   (0.049)
NET ASSET VALUE, END OF YEAR           $1.000    $1.000    $1.000    $1.000    $1.000
Total Return                            5.61%     5.68%     5.43%     5.90%     5.01%
Ratios/Supplemental Data
Net Assets, End of Period              $123,345  $120,359  $116,183  $102,614  $130,940
Ratio of Expenses to Average
    Net Assets <F1>                     0.15%     0.15%     0.15%     0.15%     0.70%
Ratio of Net Investment Income
    to Average Net Assets               5.47%     5.54%     5.31%     5.78%     4.91%

<F1>
Certain fees were voluntarily waived for the six months ended September 30, 1998, and in the fiscal years ended March 31, 1998, 1997, 1996 and 1995.
If these fees had not been waived, the ratio of expensesto average net assets would have been .24% for the six months ended September 30, 1998, and,
 .25%, .28%, .29% and .29% respectively for the fiscal years ended March 31, 1998, 1997, 1996 and 1995. The ratio of net investment income to average net assets would have been 5.37% for the six months ended September 30, 1998, and 5.44%, 5.18%, 5.64% and 4.77%, for the fiscal years ended March 31, 1998, 1997, 1996 and 1995, respectively.

<F2>
Public Financial Management, Inc. has served as the investment advisor to the Fund since March 15, 1994.




The accompanying notes are an integral part of these financial statements.



                  COMMONWEALTH CASH RESERVE FUND, INC.

                     Notes to Financial Statements

A. The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end investment company and was organized as a Virginia corporation on December 8, 1986.
The Fund provides comprehensive investment management to counties, cities, towns, political subdivisions and public bodies. The Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities and by companies primarily operating in the banking industry; the issuers' abilities to meet their obligations may be affected by economic developments in such industry.

B. The following significant accounting policies of the Fund are in conformity with generally accepted accounting principles and are consistently followed in the preparation of financial statements.

1. Securities held are valued at amortized cost, which approximates market value. Discounts and premiums on securities purchased are accreted or amortized to interest income over the lives of the respective securities.

2. Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Interest income is recorded using the accrual method.

3. Dividends from net investment income are declared daily and reinvested in each participant's account by the purchase of additional shares of the Fund on the last business day of each month.

4.  The Fund invests cash in repurchase agreements secured by U.S.
Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of each agreement require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Repurchase agreements held at September 30, 1998 may be terminated at the option of the Fund with seven days notice.

5. The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

C. Public Financial Management, Inc. ("PFM"), an investment advisory firm, provides investment advisory, administration, and transfer agent services to the Fund, pursuant to separate agreements with the Fund expiring November 21, 1998. As compensation for its services under the Advisory Agreement, PFM is entitled to receive an annual fee, which is accrued daily and payable monthly, at the rate of .12 of 1% of the Fund's average daily net assets.
As compensation for its services under the Administrative Agreement, PFM is entitled to a fee, which is accrued daily and payable monthly, at the rate of .05 of 1% of the average daily net assets. PFM waived $63,500 of its fees under the advisory and administrative agreements so that the aggregate operating expenses of the Fund for the Fund's six months ended September 30, 1998 would not exceed .15 of 1% of the Fund's average net assets. Fees paid to PFM, after such waiver, for the fiscal year represented .04 of 1% of average net assets.

The Fund has adopted an Amended and Restated Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to bear certain expenses in connection with the distribution of its shares, provided the requirements of the Rule are met. Commonwealth Financial Group, Inc. (the "Distributor") serves as the Fund's Distributor pursuant to the distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distributor. The Distribution Plan authorizes the Fund to reimburse the Distributor for expenses incurred by the Distributor in connection with the sale, promotion and distribution of Fund shares, in an amount not to exceed .25% of the Fund's average daily net asset value in any year. Any payments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the year ended September 30, 1998, total payments made to the Distributor under the Plan were $9,700, after waiving fees of $3,000.

During the six months ended September 30, 1998, the Fund paid approximately $5,100 for legal services of a law firm of which the Secretary of the Fund is a Partner.

D. Under Governmental Accounting Standards ("GAS"), state and local governments, including school districts and other municipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. Although the Fund is not subject to GAS its September 30, 1998 investments have been classified for the information of the participants as Category 1 investments. Category 1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name. Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name. Category 3 includes uninsured and unregistered investments held by broker's or dealer's trust department or agent but not in the Fund's name.
























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Investment Adviser
	Public Financial Management, Inc.
	Governor's Plaza North
	2101 North Front Street
	Building 3, Suite 200
	Harrisburg, Pennsylvania 17110

Custodian
	Wachovia Bank
	1021 East Cary Street
	P. O. Box  27602
	Richmond, Virginia 27602

Administrator and Transfer Agent
	Public Financial Management, Inc.
	Governor's Plaza North
	2101 North Front Street
	Building 3, Suite 200
	Harrisburg, Pennsylvania 17110

Distributor
	Commonwealth Financial Group, Inc.
	38 Cohasset Lane
	Cherry Hill, New Jersey 08003

Independent Accountants
	Ernst & Young, LLP
	Metro Park
 99 Wood Avenue South
	Iselin, New Jersey 08830-0471

Co-Counsel
	McGuire, Woods, Battle & Boothe, L.L.P.
	One James Center
	901 E. Cary Street
	Richmond, Virginia 23219

	Laura Anne Corsell, Esq.
	7307 Elbow Lane
	Philadelphia, Pennsylvania 19119



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus can be obtained from the Fund's
Distributor. The prospectus provides more complete information including charges and expenses. Please read it carefully before investing.